United States of America
State of Arizona
County of Santa Cruz

                      MINERAL RIGHTS PLEDGE AGREEMENT

      THIS IS A MINERAL RIGHTS PLEDGE AGREEMENT ("this Agreement") among Scott Goldstein, individually, Stealth Enterprises Inc., an Illinois Corporation and Oro Blanco, LLC, a Nevada limited liability company, (each a "Pledgor and collectively, the "Pledgors") and GCA Strategic Investment Fund Limited, a Bermuda corporation (the "Pledgee"), and dated as of May ___, 2005, and by which such parties, as an inducement for and in consideration of the lendings and extensions of credit described below and the mutual promises contained in this Agreement and other good and valuable consideration the mutuality, adequacy and sufficiency and receipt of which are hereby acknowledged, hereby agree as follows:

      1. Background Information. The Pledgors are the owners of certain mineral rights of and pertaining to the real property set out in Exhibit A attached hereto and made a part hereof (the "Minerals"). The Pledgee has entered into a Securities Purchase Agreement and related Transactional Documents (as that term is defined therein) dated as of May 3, 2005 (said Agreements, as they may hereafter be amended or otherwise modified from time to time, being the "Credit Agreements"; the terms defined in the Credit Agreements and not otherwise defined in this Agreement being used in the Credit Agreement as defined in the Credit Agreement) with Galaxy Minerals, Inc., a Florida corporation (the "Borrower"). It is a condition precedent to the Pledgee's lending and extension of the financial accommodations to the Borrower that the Pledgors shall have granted the security interest contemplated by this Agreement and have entered into this Agreement.

      2. Pledge. The Pledgors hereby pledge to the Pledgee, and grant to the Pledgee a security interest in, the following (the "Pledged Collateral"):

            (a) all those certain mineral interests in the patented and unpatented placer and/or lode mining claims known as the Yellow Jacket and Phoenix Mines and more particularly described in Exhibit A hereto (the "Property");

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Pledge Agreement
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            (b) all proceeds received by Pledgors from that certain Joint
Venture Agreement between Stealth Enterprises Inc., Oro Blanco, LLC and Borrower, formerly known as Yellow Jacket Finance limited.

            (c) all proceeds of any of the foregoing.

      3. Security for Obligations. The Pledgee's security interest in the Pledged Collateral secures the payment and performance of all obligations of the Borrower now or hereafter existing under the Credit Agreements, whether for principal, interest, fees, expenses or otherwise, and all obligations of the Borrower now or hereafter existing under this Agreement and any and all extensions or renewals of the foregoing in whole or in part, and all other obligations of the Borrower to the Pledgee, whether now owed or hereafter arising and whether direct or indirect, absolute or contingent, individual, joint or several, and whether owed as a drawer, maker, endorser, guarantor, surety or otherwise (all such obligations being the "Obligations").


      4. Security Interest Absolute. The security interests granted hereby and all rights of the Pledgee under this Agreement, and all obligations of the Pledgors under this Agreement, shall be absolute and unconditional irrespective of:

            (a) any lack of validity or enforceability of the Credit Agreements, the Notes or any other agreement or instrument relating to the Obligations;

            (b) any change in the time, manner or place of payment of, or in any other term of, any or all of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreements, the Notes or any other agreement or instrument relating to the Obligations;

            (c) any exchange, release or non-perfection of any other collateral for all or any of the Obligations, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Obligations; or

            (d) any other circumstance (other than the payment in full of the Obligations and termination of the Credit Agreements) which might otherwise constitute a defense available to, or a discharge of, the Borrower in respect of the Obligations or the Pledgors in respect of this Agreement.


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Pledge Agreement
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      5. Waiver of Claims. Pledgors hereby irrevocably waive and release the
Borrower from all "claims" (as defined in Bankruptcy Code ss.101(4)) to which the Pledgors are or would be entitled by virtue of the pledge of the Pledged Collateral or the performance of the Pledgors' obligations hereunder, including, without limitation, any right of subrogation (whether contractual, under Bankruptcy Code ss.509 or otherwise), reimbursement, contribution, exoneration or other similar right, or indemnity, or any right of recourse to security for any of the obligations secured hereby.

      6. Memorandum for Recording; Further Assurances. Concurrent with or within a reasonable amount of time after the execution of this Agreement, the parties agree to execute for recording purposes a written form of mortgage, deed of trust, security deed, deed to secure debt or similar document, setting forth the basic terms and conditions of this Agreement as necessitated or permitted by Arizona law.

      7. Representations and Warranties.

            (a) By the Pledgors. The Pledgors, individullay and collectively, represent and warrant as follows:

                  (i) The Pledgors are the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance, except for the security interest created by this Agreement.

                  (ii) The pledge of the Property pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Obligations.

                  (iii) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the pledge by the Pledgors of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgors.


            (b) By All Parties. Each party represents and warrants to the other
(i) that it or he has the power and authority to enter into this Agreement and to carry out its terms and conditions and (ii) that the carrying out of the terms and conditions of this Agreement is not restricted by or in violation either of any applicable law to which it or he is subject or of any organizational documents (including articles or certificates of incorporation or bylaws or partnership agreements, as amended or restated), agreement, commitment, order, ruling or proceeding to which it or he is a party or to which it or he or any of its or his assets are subject.

      8. No Transfers or Liens. The Pledgors agree that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

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      9. Pledgee May Perform; Pledgee Appointed Attorney-in-Fact. The Pledgors
hereby appoint the Pledgee the Pledgors' attorney-in-fact, with full authority in the place and stead of the Pledgors and in the name of the Pledgors or otherwise, from time to time in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee deems necessary or advisable to accomplish the purposes of this Agreement, including without limitation to execute and record any and all instruments necessary or desirable under Arizona law. If the Pledgors fail to perform any agreement contained herein, the Pledgee may itself perform, or cause performance of, such agreement, and the expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgors under section 12 below.

      10. Events of Default. The occurrence of any one or more of the following shall constitute an Event of Default under this Agreement:

            (a) The failure of the Borrower to pay, as and when the same shall become due and payable [and after taking into account any cure periods], any of the Obligations;

            (b) The failure of the Pledgors or Borrower to perform any of its other agreements or obligations in this Agreement, the Credit Agreements or in any other agreement now or hereinafter existing between the Pledgors and the Pledgee or Borrower and the Pledgee and such default shall continue for a period of five (5) days after written notice thereof has been given to the Pledgors by Pledgee;

            (c) The failure of the Borrower to pay, as and when the same shall become due and payable, any principal of or interest on any other obligation for borrowed money or any obligation secured by purchase money mortgage or title retention lien beyond any period of grace provided with respect thereto, or the failure in the performance of any other agreement, term or condition contained in an agreement under which any such obligation is created, if the effect of such failure is to cause, or to permit the holder or holders of such obligations (or a trustee on behalf of such holder or holders) to cause, such obligation to become due prior to its stated maturity;

            (d) If at any time any representation, warranty, statement, certificate, schedule or report made by the Pledgors to the Pledgee in this Agreement shall prove to have been false or misleading in any material respect as of the time made or furnished;

            (e) Should any Pledgor or any endorser or guarantor of the Obligations generally not pay its debts as such debts become due, or admit in writing its inability to pay its debts generally, or make a general assignment for the benefit of creditors, or should any proceedings be instituted by or against any Pledgor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debt under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian, or other similar official for it or for any substantial part of its property (and, in the case of any such proceeding instituted against any Pledgor, should the same remain undismissed or unstayed for a period of fifteen (15) days), or should any Pledgor take corporate action to authorize any of the actions set forth in this subsection (c);

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Pledge Agreement
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            (f) If any Pledgor, or any endorser or guarantor of any of the
Obligations, is liquidated or dissolved or its articles of incorporation expire or are revoked; or

            (g) The occurrence of any "Event of Default" under the Credit Agreement, as the same may be amended, modified or supplemented from time to time.

      11. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

            (a) Sale. The Pledgee may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Code of the State of Arizona at that time, and the Pledgee may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Pledgee may deem commercially reasonable. The Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) Proceeds. Any cash held by the Pledgee as Pledged Collateral and all cash proceeds received by the Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Pledgee, be held by the Pledgee as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Pledgee pursuant to section 12 below) in whole or in part by the Pledgee against, all or any part of the Obligations in such order as the Pledgee shall elect. Any surplus of such cash or cash proceeds held by the Pledgee and remaining after payment in full of all the Obligations shall be paid over to the Pledgors or to whomsoever may be lawfully entitled to receive such surplus.

            (c) Notice. Any requirement imposed by law regarding the giving to the Pledgor of prior notice of any sale or other disposition of the Pledged Collateral shall be deemed reasonable if given by the Pledgee in writing at least ten (10) [business] days prior to such sale or other disposition, specifying the time and place thereof.

            (d) Status of Pledgors. Any purchaser at a sale conducted pursuant to the terms of this Agreement shall hold the property sold absolutely, free from any claim or right on the part of the Pledgors, and the Pledgors hereby waive any right of redemption, stay or appraisal under present or future law.

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Pledge Agreement
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            (e) Return of Pledged Collateral. Upon the satisfaction in full of the Obligations, the Pledgors shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

      12. Expenses. The Pledgors, joint and severally, upon demand, will pay to the Pledgee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Pledgee may incur in connection with (a) the administration of this Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (c) the exercise or enforcement of any of the rights of the Pledgee hereunder, or (d) the failure by the Pledgors to perform or observe any of the provisions hereof.

      83. Continuing Security Interest; Transfer of Note. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until payment in full of the Obligations, (b) be binding upon the Pledgor, its successors and assigns, and (c) inure to the benefit of the Pledgee and its permitted, if any, successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Pledgee may assign or otherwise transfer the Note to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to the Pledgee herein or otherwise.

      94. Indemnification. The Pledgors, joint and severally, hereby agree that they shall indemnify and hold the Pledgee harmless from and against any and all costs, expenses, claims, causes of action, damages, injury, or harm suffered by the Pledgee or asserted against the Pledgee relating to Pledgee's performance under this Agreement. The Pledgee, so long as it acts diligently in good faith, shall not have any liability whatsoever to the Pledgors for any act, failure, refusal or omission to act under this Agreement.

      105. Termination. Upon the final payment of all Obligations and provided that the Pledgee shall be under no further obligation to lend or advance funds to the Borrower constituting Obligations and satisfaction of all liabilities and obligations under this Agreement, the pledge and the grant of the security interest under this Agreement and all related obligations of the Pledgors and rights of the Pledgee shall terminate and the Pledgee shall cancel or otherwise quitclaim its interest in the Pledged Collateral to whosoever shall be lawfully entitled to the same, marked "Terminated--Underlying Obligations Satisfied" and dated and signed by the Pledgee.

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Pledge Agreement
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      16. Miscellaneous.

            (a) Survival. All representations, warranties, covenants and agreements herein contained shall survive the execution and delivery of this Agreement and the pledge of the Pledged Collateral, the remedies of a party for breaches of representations, warranties, covenants or agreements shall not be affected by any investigation by, or knowledge of, the non-breaching party prior to the date of this Agreement, and each party shall indemnity, defend and hold the other harmless for all losses, costs and expenses (including reasonable attorneys' fees) arising out of its breach of any representation, warranty, covenant or agreement made by it in this Agreement.

            (b) Further Assurances. Each party shall do such further acts, and shall execute and deliver such additional conveyances, assignments, agreements and instruments, as another party may at any time request in connection with the administration and enforcement of this Agreement or relating to the Pledged Collateral or any part of it, or in order better to assure and confirm to the requesting party its rights, powers and remedies under this Agreement.

            (c) Exhibits. Each exhibit, each attachment to an exhibit and each other attachment to this Agreement is hereby incorporated into, and is hereby made a part of, this Agreement as if set out in full in the first place that reference is made to it.

            (d) Notices. All notices, communications and deliveries under this Agreement (i) shall be made in writing signed by the party making the same to the address [and with copies] as specified below, (ii) shall specify the section of this Agreement pursuant to which given, (iii) shall be given either (A) in person or (B) by telecopier, by first class mail [Express Mail] or by Federal Express or comparable next business day delivery service, (iv) unless given in person, shall be given to the address specified below, (v) shall be deemed to be given if delivered in person, on the date delivered, if sent by telecopier, on the date of telephonic confirmation of receipt, if mailed first class registered or certified mail, return receipt requested, Express Mail (with postage and other fees prepaid), on the date mailed, or if given by Federal Express or comparable next business day delivery service, on the date sent, and (vi) shall be deemed received if delivered in person, on the date of personal delivery, if telecopied, on the date of telephonic confirmation of receipt, or if so mailed, on the fifth (5) day after so mailed, or if given by Federal Express or comparable next business day delivery service, on the first business day after sent. To the extent practicable, any notice not given personally shall also be given by telecopier or similar means, but the failure to give such additional telecopied notice shall not affect the validity of notice otherwise duly given. The addresses and requirements for copies are as follows:

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Pledge Agreement
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            If to Pledgee, to:

                  GCA Strategic Investment Fund
                  c/o Prime Management Limited
                  Mechanics Building 12 Church Street
                  Hamilton HM II, Bermuda
                    Telecopier No: 441-295-3926
                    Confirmation No: 441-295-0329

               with a copy to:

                        Global Capital Advisors, LLC
                        P.O. Box 457
                        Frederiksted, VI  00841
                          Telecopier No: 340-719-3974
                          Confirmation No: 340-772-7772

            If to Pledgors, to:

                  Scott Goldstein
                  --------------------------------
                  --------------------------------
                    Telecopier No: _______________
                    Confirmation No: _____________


                  Stealth Enterprises, Inc.
                  441 N. Crooked Lake Lane
                  Lindenhurst, IL  60046
                    Telecopier No: 847-265-1530
                    Confirmation No: _____________

                  Oro Blanco, LLC
                  500 Park Avenue, Suite 203
                  Lake Villa, IL  60046
                    Telecopier No: 847-265-1603
                    Confirmation No: 847-265-7600

               with a copy to:
                        Robert Ouriel, Esq.
                        Law Offices of Ouriel & Sendzischew, PA
                        11693 San Vicente Blvd., Suite 436
                        Los Angeles, CA  90049
                          Telecopier No: 310-826-4536
                          Confirmation No: 310-403-5055

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Such notice shall be given at such other address or to such other representative as a party to this Agreement may furnish pursuant to this subsection (d) to the other parties. If notice is given pursuant to this subsection (d) of a permitted successor or assign of a party, then notice shall thereafter be given as set forth above also to such successor or assign of such party.

            (e) Time of the Essence; Computation of Time. Time is of the essence of each and every provision of this Agreement. Whenever the last day for the exercise of any privilege or the discharge of any duty under this Agreement shall fall upon Saturday, Sunday or any public or legal holiday, whether federal or of a state in which the person or entity having such privilege or duty resides or has its principal place of business, the party having such privilege or duty shall have until 5:00 p.m. on the next succeeding regular business day to exercise such privilege or to discharge such duty.

            (f) Assignment; Successors in Interest.

                  (i) Assignment. Except with the prior written consent of the other party, no assignment or transfer by a party of its rights and obligations under this Agreement may be made; provided, however, that the Pledgee may assign or transfer its rights and obligations to an entity in common control with or a successor to a substantial portion or all of its business (but then only if such entity expressly assumes all obligations and liabilities of the Pledgee under this Agreement, and in such event, the Pledgee shall remain liable for the performance of all its obligations under this Agreement, which liability shall be a primary obligation for full and prompt performance rather than a secondary guarantee of collectibility or damages), and no transfer by Pledgee of all or a substantial portion of its business shall be made unless its obligations under this Agreement are assumed in connection with such transfer either by operation of law or by specific assumption executed by the transferee. No consent to assignment under this Agreement may be unreasonably withheld.

                  (ii) Binding Nature. This Agreement is binding upon the parties and their respective successors and assigns, inures to the benefit of the parties and their respective permitted successors and assignees (and to or for the benefit of no other person or entity whatsoever); and upon an assignment any reference to a party shall also be a reference to a successor or assign.

            (g) Number; Gender; Captions; Certain Definitions. Whenever the context so requires, the singular includes the plural, the plural includes the singular, and the gender of any pronoun includes the other genders. Titles and captions of or in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision of this Agreement. The parties agree: (i) to all definitions in the statement of parties and in the "Background

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Pledge Agreement
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Statement" and other introductory language to this Agreement; (ii) that
"applicable law" means all provisions of any constitution, statute, law, rule, regulation, decision, order, decree, judgment, release, license, permit, stipulation or other official pronouncement enacted, promulgated or issued by any governmental authority or arbitrator or arbitration panel; (iii) that "governmental authority" means any legislative, executive, judicial, quasi-judicial or other public authority, agency, department, bureau, division, unit, court or other public body or person; (iv) that "including" and other words or phrases of inclusion, if any, shall not be construed as terms of limitation, so that references to "included" matters shall be regarded as non-exclusive, non-characterizing illustrations; (v) that "party", "parties" and variations of them means any, some or all, as appropriate, of the persons who have executed and delivered this Agreement, each permitted successor or assign of a party, and when appropriate to effect the binding nature of this Agreement for the benefit of another party, any other successor or assign of a party; (vi) that "person" shall mean any individual, sole proprietorship, partnership, joint venture, limited liability company, estate, trust, unincorporated organization, association, corporation, institution, or other entity or governmental authority; and (vii) that "this Agreement" includes any amendments or other modifications and supplements, and all exhibits, schedules and other attachments, to it.

            (h) Severability. Any determination by any court of competent jurisdiction of the invalidity of any provision of this Agreement that is not essential to accomplishing its purposes shall not affect the validity of any other provision of this Agreement, which shall remain in full force and effect and which shall be construed as to be valid under applicable law.

            (i) Remedies Cumulative. The remedies of a party provided in this Agreement are cumulative and shall not exclude any other remedies to which any party to this Agreement may be lawfully entitled, under this Agreement or applicable law, and the exercise of a remedy shall not be deemed an election excluding any other remedy (any such claim by each other party being hereby waived).

            (j) Integration; Amendment; Waiver. This Agreement (i) constitutes the entire agreement of the parties with respect to its subject matter, (ii) supersedes all prior agreements, if any, of the parties with respect to its subject matter, and (iii) may not be amended except in writing signed by the party against whom the change is being asserted. The failure of any party at any time or times to require the performance of any provision of this Agreement shall in no manner affect the right to enforce the same; and no waiver by any party of any provision (or of a breach of any provision) of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed or construed either as a further or continuing waiver of any such provision or breach or as a waiver of any other provision (or of a breach of any other provision) of this Agreement.

            (k) Controlling Law. This Agreement is governed by, and shall be construed and enforced in accordance with, the laws of the State of Arizona [except the laws of that state that would render such choice of laws ineffective].
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            (l) Copies. This Agreement may be executed in two or more copies, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or its terms to produce or account for more than one of such copies.



                              [Signature page follows]


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      IN WITNESS WHEREOF the undersigned have duly executed this Agreement through their authorized officers and delivered same, under seal, as of May 3, 2005.



                                          PLEDGORS:




                                          ---------------------------
                                          Scott Goldstein
--------------------------
Witness


--------------------------
Notary Public




                                          Stealth Enterprises, Inc.

            (Corporate Seal)
                                          By:
                                             ------------------------
                                          Its:
                                              -----------------------

--------------------------
                                          Attest:
Witness
                                          ---------------------------

--------------------------                Secretary
Notary Public


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Pledge Agreement
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                                          Oro Blanco Mining, LLC

           (Corporate Seal)
                                          By:
                                             ------------------------
                                                 Managing Member

--------------------------                 Attest:
Witness
                                          ---------------------------

--------------------------                Secretary
Notary Public




Accepted by Pledgee as of May 3, 2005, effective as specified in this Agreement.

                                          PLEDGEE


                                          By:
                                             ------------------------
                                                Lewis N. Lester
                                                      Director


Acknowledged and accepted by Borrower as of May 3, 2005.


                                          BORROWER


                                          By:
                                             ------------------------
                                          Its:
                                              -----------------------